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                                                                   EXHIBIT 10.27

                           INTERNATIONAL JENSEN, INC.

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


Harris Trust and Savings Bank                The First National Bank of Chicago
Chicago, Illinois                            Chicago, Illinois

LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

     We refer to the Multicurrency Credit Agreement dated as of June 6, 1994 (such Credit Agreement being hereinafter referred to as the "CREDIT AGREEMENT") and currently in effect between you and us. Capitalized terms used without definition below shall have the same meanings herein as they have in the Credit Agreement.

     The Borrower hereby applies to you (the "BANKS") to waive the Borrower's compliance with certain of the financial covenants contained in the Credit Agreement and to make certain other amendments to the borrowing arrangements between you and us.

     Accordingly, upon satisfaction of the condition precedent to effectiveness set forth below, this letter shall serve as an agreement between the Banks and the Borrower amending the Credit Agreement as hereinafter set forth.

     1.   WAIVER OF CURRENT RATIO AND COVERAGE RATIO.

          Through the close of its immediately preceding fiscal year ending on or about February 29, 1996, the Borrower was not in compliance with Section 7.17 (whereby the Borrower agrees to maintain a certain minimum Interest and Rent Coverage Ratio) and 7.18 (whereby the Borrower agrees to maintain a certain minimum Current Ratio). The Borrower has requested that the Banks waive such noncompliance. Accordingly, upon effectiveness of this Amendment as hereinafter set forth, the Banks hereby waive the Borrower's compliance with Sections 7.17 and 7.18 of the Credit Agreement through (but not after) February 29, 1996. After such date, the Borrower must comply with such Sections. The Banks hereby agree that the Borrower's noncompliance with such Sections through February 29, 1996 shall not constitute a Default or Event of Default under the Credit Agreement.

     2.   DECREASE IN REVOLVING CREDIT COMMITMENTS.

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          Upon the effectiveness of this Amendment as hereinafter set forth, the
Revolving Credit Commitments of the Banks shall be decreased, ratably in accordance with their respective Percentages, from $50,000,000 to $35,000,000 through the Termination Date. Accordingly, the Revolving Credit Commitment of each Bank set forth opposite such Bank's signature to the Credit Agreement shall be restated as follows:

          Revolving Credit Commitment:       Harris Trust and Savings Bank
          $17,500,000

          Revolving Credit Commitment:       First National Bank of Chicago
          $10,500,000

          Revolving Credit Commitment:       LaSalle National Bank
          $7,000,000

     3.   LIBOR MARGIN.

          Upon the effectiveness of this Amendment as hereinafter set forth, the last paragraph of Section 1.3(b) of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

     "EUROCURRENCY MARGIN" means 2.0%.

     4.   UPDATED DISCLOSURES.

          Upon the effectiveness of this Amendment as hereinafter set forth, the Credit Agreement shall be and hereby is further amended as follows:

          a. The last sentence of Section 5.4 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows: "EXCEPT AS SET FORTH ON SCHEDULE 5.4 HERETO, SINCE NOVEMBER 30, 1995, THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, PROPERTY OR FINANCIAL OR OTHER CONDITION, OR BUSINESS PROSPECTS, OF THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS."

          b. Schedules 5.4 and 5.5 shall be amended and as so amended shall be restated in their entirety to read as set forth on Exhibits A and B hereto, respectively.

     5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          a. The Borrower, the Guarantors and the Banks shall have executed this Amendment.


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          b.   Legal matters incident to the execution and delivery of this
     Amendment shall be satisfactory to the Banks and their counsel.

          c. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Banks or their counsel may reasonably request.

     6. REPRESENTATIONS REAFFIRMED. In order to induce the Banks to execute and deliver this Agreement, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in Section 5 of the Credit Agreement, after giving effect to the amendments made hereby, are and shall be true and correct (except that the representations contained in Section 5.4 shall be deemed to refer to the most recent fiscal statements of the Borrower delivered to the Banks pursuant to Section 7.6 of the Credit Agreement). The Guarantors confirm their Guaranties remain in full force and effect.

     7. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document to be deemed to be a reference to the Credit Agreement as amended hereby. The Company confirms its agreement to pay the reasonable fees and disbursements of Messrs. Chapman and Cutler, counsel to the Agent, in connection with the preparation, execution and delivery of this Amendment and the transactions and documents contemplated hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

     Dated as of this 24th day of May, 1996.


                              INTERNATIONAL JENSEN, INC.


                              By   /s/ Marc T. Tanenberg
                                 -------------------------------------------
                                 Name:  Marc T. Tanenberg
                                 Titles:  Vice President and Chief Financial
                                          Officer


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                              INTERNATIONAL JENSEN INCORPORATED

                              FUJICONE, INC.

                              IJI SPECIALTY AUDIO, INC.

                              IJI INTERNATIONAL HOLDINGS, INC.

                              IJI EUROPEAN HOLDINGS, INC.

                              JENSEN JAPAN, INC.



                              By   /s/ Marc T. Tanenberg
                                -------------------------------------------
                                Name:  Marc T. Tanenberg
                                Titles:  Vice President of each



     Accepted and agreed to as of the date last above written.

                              HARRIS TRUST AND SAVINGS BANK, individually and as Agent


                              By   /s/ John Smart
                                -------------------------------------------
                                Its Vice President


                              FIRST NATIONAL BANK OF CHICAGO


                              By   /s/ Mark D. Verhein
                                -------------------------------------------
                                Its Vice President


                              LASALLE NATIONAL BANK


                              By   /s/ John C. Thurston
                                -------------------------------------------
                                Its Loan Officer


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